HALE AND DORR LLP
                               Counselors at Law

                                WWW.HALEDORR.COM
                       60 STATE STREET O BOSTON, MA 02109
                         617-526-6000 O FAX 617-526-5000



                                                          February 13, 2004


Oak Ridge Small Cap Equity Fund
10 South LaSalle Street, Suite 1050
Chicago, Illinois 60603

Ladies and Gentlemen:

      This opinion is being delivered to you pursuant to Section 6.4 of the Agreement and Plan of Reorganization (the "Agreement") made as of January 7, 2004 by and between Pioneer Series Trust I, a Delaware statutory trust (the "Trust"), on behalf of its series, Pioneer Oak Ridge Small Cap Growth Fund (the "Acquiring Fund"), and Oak Ridge Funds, Inc., a Maryland corporation, on behalf of its series, Oak Ridge Small Cap Equity Fund (the "Acquired Fund"). Pursuant to the Agreement, the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the Assumed Liabilities, as defined in the Agreement, and (ii) the issuance of Class A shares and Class C shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund (the "Acquiring Fund Shareholders") and the termination of Acquired Fund.

      We have examined (i) the Agreement and Declaration of Trust, dated July 30, 2003 and amended and restated on September 8, 2003, of the Trust (the "Declaration of Trust") and the By-Laws of the Trust, (ii) the Notice of Meeting of Shareholders Scheduled for February 10, 2004 and the accompanying joint proxy statement and prospectus, dated January 9, 2004, on Form N-14 (the "Registration Statement"), and such other documents as we have deemed necessary or appropriate for the purposes of this opinion, including, but not limited to, originals, or copies certified or otherwise identified to our satisfaction, of such documents, Trust records and other instruments. In our examination of the above documents, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified of photostatic copies.

      Any reference to "our knowledge", to any matter "known to us", "coming to our attention" or "of which we are aware" or any variation of any of the foregoing shall mean the conscious awareness of the attorneys in this firm who have rendered substantive attention to the preparation of the Trust's Registration Statement on Form N-14 or any amendments thereto, of the existence or absence of any facts which would contradict the opinions set forth below. We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Trust. Without limiting the foregoing, we have not



BOSTON  LONDON  MUNICH  NEW YORK  OXFORD  PRINCETON  RESTON  WALTHAM  WASHINGTON
--------------------------------------------------------------------------------
HALE AND DORR LLP IS A MASSACHUSETTS LIMITED LIABILITY PARTNERSHIP. OUR LONDON AND OXFORD OFFICES ARE OPERATED UNDER A DELAWARE LIMITED LIABILITY PARTNERSHIP.

Oak Ridge Small Cap Equity Fund
February 13, 2004
Page 2


examined any dockets or records of any court, administrative tribunal or other similar entity, or any electronic or computer databases, in connection with our opinions expressed below.

      Our opinions below are qualified to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the rights and remedies of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing and (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing. Further, we do not express any opinion as to (i) the availability of the remedy of specific performance or any other equitable remedy upon breach of any provision of any agreement whether applied by a court of law or equity, (ii) the successful assertion of any equitable defense, or (iii) the right of any party to enforce the indemnification or contribution provisions of any agreement.

      Our opinion in paragraph (a) below as to the legal existence and good standing of the Trust is based on a certificate of the Secretary of State of the State of Delaware, dated as of February 13, 2004, indicating the good standing and valid existence of the Trust, and such opinion is rendered as of the date of such certificate.

      This opinion is limited to the Delaware Statutory Trust Act statute, and we express no opinion with respect to the laws of any other jurisdiction or to any other laws of the State of Delaware. Further, we express no opinion as to compliance with any state or federal securities laws, including the securities laws of the State of Delaware and federal antifraud laws (except to the extent expressly provided in the third to last paragraph below).

      Our opinion expressed in paragraph (c) below as to the effectiveness of the Registration Statement under the Securities Act of 1933, as amended, is based solely upon oral advice from Mr. Dominic Minore at the Division of Investment Management of the Securities and Exchange Commission (the "Commission") that such Registration Statement was declared effective as of 5:00 p.m. on January 8, 2004.

      Our opinion below, as it relates to the non-assessability of the Acquiring Fund Shares, is qualified to the extent that any shareholder is, was or may become a named Trustee of the Trust. It is also qualified to the extent that, pursuant to Section 2 of Article VIII of the Declaration of Trust, the Trustees have the power to cause shareholders, or shareholders of a particular series, to pay certain custodian, transfer, servicing or similar agent charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means).

      Subject to the foregoing, we are of the opinion that:

      (a) The Trust is validly existing as a statutory trust under the laws of the State of Delaware;

      (b) the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders pursuant to this Agreement are duly registered under the Securities Act on Form N-14, and are duly authorized and, when issued in accordance with the terms, conditions, requirements and procedures set forth in the Declaration of Trust and Registration Statement on Form N-14, will constitute legally and validly issued, fully paid and non-assessable shares of beneficial interest of the Acquiring Fund, subject to compliance with the Securities Act of 1933, as amended, the Investment Company

Oak Ridge Small Cap Equity Fund
February 13, 2004
Page 3


              Act of 1940, as amended, and the applicable state laws regulating the sale of securities; and.

      (c) the Registration Statement on Form N-14 has become effective with the Securities and Commission and, to the best of our knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened.

      This opinion is based upon currently existing statutes, rules, regulations and judicial decisions and is rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein. Please note that we are opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters.

      This opinion is being furnished to you at the request of the Trust pursuant to the Agreement, is solely for your benefit, and may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other party for any purpose, without our prior written consent.






                                                          Very truly yours,



                                                          /s/ Hale and Dorr LLP



                                                          Hale and Dorr LLP

                               HALE AND DORR LLP
                               Counselors at Law

                                WWW.HALEDORR.COM
                       60 STATE STREET O BOSTON, MA 02109
                         617-526-6000 O FAX 617-526-5000


                                                          February 13, 2004


Oak Ridge Large Cap Equity Fund
10 South LaSalle Street, Suite 1050
Chicago, Illinois 60603

Ladies and Gentlemen:

      This opinion is being delivered to you pursuant to Section 6.4 of the Agreement and Plan of Reorganization (the "Agreement") made as of January 7, 2004 by and between Pioneer Series Trust I, a Delaware statutory trust (the "Trust"), on behalf of its series, Pioneer Oak Ridge Large Cap Growth Fund (the "Acquiring Fund"), and Oak Ridge Funds, Inc., a Maryland corporation, on behalf of its series, Oak Ridge Large Cap Equity Fund (the "Acquired Fund"). Pursuant to the Agreement, the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of all of the Assumed Liabilities, as defined in the Agreement, and (ii) the issuance of Class A shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund (the "Acquiring Fund Shareholders") and the termination of Acquired Fund.

      We have examined (i) the Agreement and Declaration of Trust, dated July 30, 2003 and amended and restated on September 8, 2003, of the Trust (the "Declaration of Trust") and the By-Laws of the Trust, (ii) the Notice of Meeting of Shareholders Scheduled for February 10, 2004 and the accompanying joint proxy statement and prospectus, dated January 9, 2004, on Form N-14 (the "Registration Statement"), and such other documents as we have deemed necessary or appropriate for the purposes of this opinion, including, but not limited to, originals, or copies certified or otherwise identified to our satisfaction, of such documents, Trust records and other instruments. In our examination of the above documents, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified of photostatic copies.

      Any reference to "our knowledge", to any matter "known to us", "coming to our attention" or "of which we are aware" or any variation of any of the foregoing shall mean the conscious awareness of the attorneys in this firm who have rendered substantive attention to the preparation of the Trust's Registration Statement on Form N-14 or any amendments thereto, of the existence or absence of any facts which would contradict the opinions set forth below. We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Trust. Without limiting the foregoing, we have not



BOSTON  LONDON  MUNICH  NEW YORK  OXFORD  PRINCETON  RESTON  WALTHAM  WASHINGTON
--------------------------------------------------------------------------------
HALE AND DORR LLP IS A MASSACHUSETTS LIMITED LIABILITY PARTNERSHIP. OUR LONDON AND OXFORD OFFICES ARE OPERATED UNDER A DELAWARE LIMITED LIABILITY PARTNERSHIP.

Oak Ridge Large Cap Equity Fund
February 13, 2004
Page 2


examined any dockets or records of any court, administrative tribunal or other similar entity, or any electronic or computer databases, in connection with our opinions expressed below.

      Our opinions below are qualified to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the rights and remedies of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing and (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing. Further, we do not express any opinion as to (i) the availability of the remedy of specific performance or any other equitable remedy upon breach of any provision of any agreement whether applied by a court of law or equity, (ii) the successful assertion of any equitable defense, or (iii) the right of any party to enforce the indemnification or contribution provisions of any agreement.

      Our opinion in paragraph (a) below as to the legal existence and good standing of the Trust is based on a certificate of the Secretary of State of the State of Delaware, dated as of February 13, 2004, indicating the good standing and valid existence of the Trust, and such opinion is rendered as of the date of such certificate.

      This opinion is limited to the Delaware Statutory Trust Act statute, and we express no opinion with respect to the laws of any other jurisdiction or to any other laws of the State of Delaware. Further, we express no opinion as to compliance with any state or federal securities laws, including the securities laws of the State of Delaware and federal antifraud laws (except to the extent expressly provided in the third to last paragraph below).

      Our opinion expressed in paragraph (c) below as to the effectiveness of the Registration Statement under the Securities Act of 1933, as amended, is based solely upon oral advice from Mr. Dominic Minore at the Division of Investment Management of the Securities and Exchange Commission (the "Commission") that such Registration Statement was declared effective as of 5:00 p.m. on January 8, 2004.

      Our opinion below, as it relates to the non-assessability of the Acquiring Fund Shares, is qualified to the extent that any shareholder is, was or may become a named Trustee of the Trust. It is also qualified to the extent that, pursuant to Section 2 of Article VIII of the Declaration of Trust, the Trustees have the power to cause shareholders, or shareholders of a particular series, to pay certain custodian, transfer, servicing or similar agent charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means).

      Subject to the foregoing, we are of the opinion that:

      (a) The Trust is validly existing as a statutory trust under the laws of the State of Delaware;

      (b) the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders pursuant to this Agreement are duly registered under the Securities Act on Form N-14, and are duly authorized and, when issued in accordance with the terms, conditions, requirements and procedures set forth in the Declaration of Trust and Registration Statement on Form N-14, will constitute legally and validly issued, fully paid and non-assessable shares of beneficial interest of the Acquiring Fund, subject to compliance with the Securities Act of 1933, as amended, the Investment Company

Oak Ridge Large Cap Equity Fund
February 13, 2004
Page 3


              Act of 1940, as amended, and the applicable state laws regulating the sale of securities; and.

      (c) the Registration Statement on Form N-14 has become effective with the Securities and Commission and, to the best of our knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened.

      This opinion is based upon currently existing statutes, rules, regulations and judicial decisions and is rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein. Please note that we are opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters.

      This opinion is being furnished to you at the request of the Trust pursuant to the Agreement, is solely for your benefit, and may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other party for any purpose, without our prior written consent.






                                                          Very truly yours,



                                                          /s/ Hale and Dorr LLP



                                                          Hale and Dorr LLP